UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02151

            Bancroft Fund Ltd.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Jane D. O’Keeffe

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Bancroft Fund Ltd.

Annual Report — October 31, 2016

(Y)our Portfolio Management Team

To Our Shareholders,

For the year ended October 31, 2016, the net asset value (“NAV”) total return of the Bancroft Fund Ltd. was 2.9%, compared with total returns of 3.5% and 2.1% for the Bank of America Merrill Lynch U.S. Convertibles Index and the Bloomberg Barclays Balanced U.S. Convertibles Index, respectively. The total return for the Fund’s publicly traded shares was 17.2%. The Fund’s NAV per share was $22.02, while the price of the publicly traded shares closed at $20.81 on the NYSE MKT. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of October 31, 2016.

Comparative Results

Average Annual Returns through October 31, 2016 (a)(b)

	1 Year	3 Year	5 Year	10 Year		Since Inception (04/20/71)
Bancroft Fund Ltd.
NAV Total Return (d)	2.85%	5.05%	8.20%	5.37	%(c)	8.75	%(c)
Investment Total Return (e)	17.23	10.10	10.63	6.81		9.52
Bank of America Merrill Lynch U.S. Convertibles Index	3.46	5.46	9.67	6.30		N/A	(f)
Bloomberg Barclays Balanced U.S. Convertibles Index	2.14	1.78	6.46	4.42		N/A	(g)
Standard & Poor’s (“S&P”) 500 Index	4.51	8.84	13.57	6.70		10.12	(h)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. NAV returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Bank of America Merrill Lynch U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. The Bloomberg Barclays Balanced U.S. Convertibles Index is a market value weighted index that tracks the performance of publicly placed, dollar denominated convertible securities that are between 40% and 80% sensitive to movements in their underlying common stocks. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends on October 31.
(c)	Total return and average annual returns have not been adjusted for the 2008 tender offer.
(d)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date for the period beginning November 2015, and are net of expenses. For the period December 2008 through October 2015, distributions were reinvested on the payable date using market prices. For the period May 2006 through November 2008, distributions were reinvested on payable date using NAV. Total returns and average annual returns were adjusted for the 1988 rights offering (no adjustments were made for the 1989, 2003, and 2008 rights offerings). Since inception return is based on an initial NAV of $22.92.

(e)

Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions. Total returns and average annual returns were adjusted for the 1988 rights offering (no adjustments were made for the 1989, 2003, and 2008 rights offerings). Since inception return is based on an initial offering price of $25.00.

(f)	The Bank of America Merrill Lynch U.S. Convertibles Index inception date is December 31, 1994.
(g)	The Bloomberg Barclays Balanced U.S. Convertibles Index inception date is January 1, 2003.
(h)	From April 30, 1971, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of October 31, 2016:

Bancroft Fund Ltd.

Health Care	17.3%
Computer Software and Services	16.2%
Financial Services	12.2%
Energy and Utilities	9.9%
Semiconductors	8.9%
Real Estate Investment Trusts	6.4%
Communications Equipment	4.1%
Telecommunications	3.8%
Business Services	3.6%
Consumer Services	2.7%
Cable and Satellite	2.1%
Food and Beverage	2.0%

Wireless Communications	1.8%
Diversified Industrial	1.8%
Computer Hardware	1.6%
Transportation	1.4%
Agriculture	1.1%
Automotive	1.0%
Metals and Mining	0.9%
Entertainment	0.8%
Consumer Products	0.4%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

2

Bancroft Fund Ltd.

Schedule of Investments — October 31, 2016

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 68.5%
	Automotive — 0.7%
$1,000,000	Tesla Motors Inc.,
	1.250%, 03/01/21	$880,885	$878,750

	Business Services — 3.0%
2,000,000	Blucora Inc.,
	4.250%, 04/01/19	1,971,254	1,968,750
2,084,000	Macquarie Infrastructure Corp.,
	2.000%, 10/01/23	2,102,680	2,103,537

		4,073,934	4,072,287

	Cable and Satellite — 2.1%
2,500,000	DISH Network Corp.,
	3.375%, 08/15/26(a)	2,594,277	2,876,563

	Communications Equipment — 4.1%
2,000,000	Harmonic Inc.,
	4.000%, 12/01/20(a)	2,076,081	2,276,250
1,000,000	Infinera Corp.,
	1.750%, 06/01/18	1,029,136	991,250
2,000,000	InterDigital, Inc.,
	1.500%, 03/01/20	2,072,992	2,316,250

		5,178,209	5,583,750

	Computer Hardware — 1.6%
1,500,000	Mentor Graphics Corp.,
	4.000%, 04/01/31	1,515,802	2,187,195

	Computer Software and Services — 15.4%
1,500,000	Bottomline Technologies Inc.,
	1.500%, 12/01/17	1,551,732	1,529,063
2,000,000	CSG Systems International Inc.,
	4.250%, 03/15/36(a)	2,091,540	2,122,500
1,500,000	EnerNOC Inc.,
	2.250%, 08/15/19	1,149,030	1,110,000
1,950,000	MercadoLibre Inc.,
	2.250%, 07/01/19	2,329,732	2,833,594
1,500,000	Nuance Communications Inc.,
	1.000%, 12/15/35(a)	1,327,544	1,307,813
2,000,000	Proofpoint Inc.,
	0.750%, 06/15/20	2,181,034	2,407,500
1,000,000	PROS Holdings Inc.,
	2.000%, 12/01/19	1,023,673	981,250
725,000	Red Hat Inc.,
	0.250%, 10/01/19	725,000	901,265
2,000,000	Synchronoss Technologies Inc.,
	0.750%, 08/15/19	2,044,427	2,071,250
200,000	Take-Two Interactive Software Inc.,
	1.750%, 12/01/16	200,674	465,250
1,500,000	The Priceline Group, Inc.,
	1.000%, 03/15/18	1,582,671	2,385,000

Principal Amount		Cost	Market Value
$1,000,000	Verint Systems Inc.,
	1.500%, 06/01/21	$983,612	$947,500
2,000,000	Web.com Group Inc.,
	1.000%, 08/15/18	1,965,174	1,906,250

		19,155,843	20,968,235

	Consumer Products — 0.4%
616,000	JAKKS Pacific Inc.,
	4.875%, 06/01/20(a)	661,289	574,420

	Consumer Services — 2.7%
1,250,000	Carriage Services Inc.,
	2.750%, 03/15/21	1,312,961	1,465,625
2,000,000	Extra Space Storage LP,
	3.125%, 10/01/35(a)	2,071,055	2,133,750

		3,384,016	3,599,375

	Diversified Industrial — 1.8%
1,000,000	Kaman Corp.,
	3.250%, 11/15/17(a)	1,093,683	1,319,375
1,000,000	TimkenSteel Corp.,
	6.000%, 06/01/21	1,044,253	1,094,375

		2,137,936	2,413,750

	Energy and Utilities — 4.1%
1,500,000	Cheniere Energy Inc.,
	4.250%, 03/15/45	937,264	928,125
1,500,000	Chesapeake Energy Corp.,
	5.500%, 09/15/26(a)	1,509,880	1,415,625
750,000	Clean Energy Fuels Corp.,
	5.250%, 10/01/18(a)	683,537	650,156
259,000	Goodrich Petroleum Corp.,
	5.000%, 10/01/32†(b)	492,397	699
2,000,000	SunPower Corp.,
	4.000%, 01/15/23(a)	1,504,136	1,481,250
1,000,000	Weatherford International Ltd.,
	5.875%, 07/01/21	1,074,887	1,063,125

		6,202,101	5,538,980

	Entertainment — 0.8%
1,375,000	Global Eagle Entertainment Inc.,
	2.750%, 02/15/35	1,151,992	1,127,500

	Financial Services — 3.0%
1,000,000	Blackhawk Network Holdings Inc.,
	1.500%, 01/15/22(a)	1,019,459	1,011,875
2,000,000	BlackRock Capital Investment Corp.,
	5.500%, 02/15/18	2,039,692	2,053,750
1,250,000	Encore Capital Group Inc.,
	3.000%, 07/01/20	1,015,769	1,054,687

		4,074,920	4,120,312

See accompanying notes to financial statements.

3

Bancroft Fund Ltd.

Schedule of Investments (Continued) — October 31, 2016

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Health Care — 13.7%
$750,000	ANI Pharmaceuticals Inc.,
	3.000%, 12/01/19	$829,295	$872,813
1,025,000	Array BioPharma Inc.,
	3.000%, 06/01/20	905,996	1,122,375
750,000	Horizon Pharma Investment Ltd.,
	2.500%, 03/15/22	798,570	712,500
500,000	Incyte Corp.,
	1.250%, 11/15/20	618,931	910,000
1,334,000	Intercept Pharmaceuticals Inc.,
	3.250%, 07/01/23	1,403,829	1,313,156
1,500,000	Ironwood Pharmaceuticals Inc.,
	2.250%, 06/15/22	1,698,166	1,589,063
500,000	Jazz Investments I Ltd.,
	1.875%, 08/15/21	549,678	498,125
1,750,000	Molina Healthcare Inc.,
	1.625%, 08/15/44	2,048,293	2,034,375
1,000,000	NuVasive Inc.,
	2.250%, 03/15/21(a)	1,076,020	1,190,000
200,000	OPKO Health Inc.,
	3.000%, 02/01/33(a)(c)	203,123	281,750
1,250,000	Quidel Corp.,
	3.250%, 12/15/20	1,272,676	1,202,344
668,000	Repligen Corp.,
	2.125%, 06/01/21	668,000	748,995
1,000,000	Teligent Inc.,
	3.750%, 12/15/19	1,002,775	928,750
	The Medicines Co.,
1,000,000	2.500%, 01/15/22	1,065,642	1,189,375
1,000,000	2.750%, 07/15/23(a)	1,056,213	953,750
1,500,000	Theravance Biopharma Inc.,
	3.250%, 11/01/23	1,500,000	1,515,000
1,750,000	Vitamin Shoppe Inc.,
	2.250%, 12/01/20(a)	1,715,845	1,627,500

		18,413,052	18,689,871

	Metals and Mining — 0.9%
600,000	Royal Gold Inc.,
	2.875%, 06/15/19	593,718	645,750
500,000	RTI International Metals Inc.,
	1.625%, 10/15/19	502,921	518,437

		1,096,639	1,164,187

	Real Estate Investment Trusts — 2.2%
1,000,000	Colony Capital Inc.,
	5.000%, 04/15/23	1,031,155	1,003,125
2,000,000	IAS Operating Partnership LP,
	5.000%, 03/15/18(a)	1,995,341	2,002,500

		3,026,496	3,005,625

Principal Amount		Cost	Market Value
	Semiconductors — 8.9%
$1,050,000	Advanced Micro Devices Inc.,
	2.125%, 09/01/26	$1,104,991	$1,185,844
2,000,000	Cypress Semiconductor Corp.,
	4.500%, 01/15/22(a)	2,165,428	2,108,750
2,000,000	Inphi Corp.,
	1.125%, 12/01/20(a)	2,261,989	2,320,000
2,000,000	Knowles Corp.,
	3.250%, 11/01/21(a)	2,077,320	2,196,250
1,500,000	Micron Technology Inc.,
	3.000%, 11/15/43	1,367,764	1,330,313
200,000	NVIDIA Corp.,
	1.000%, 12/01/18	210,018	705,125
2,000,000	NXP Semiconductors NV,
	1.000%, 12/01/19	2,209,312	2,305,000

		11,396,822	12,151,282

	Telecommunications — 1.7%
1,250,000	Alaska Communications Systems Group Inc.,
	6.250%, 05/01/18	1,221,891	1,234,375
1,000,000	Dycom Industries Inc.,
	0.750%, 09/15/21	1,003,564	1,076,250

		2,225,455	2,310,625

	Transportation — 1.4%
2,000,000	Atlas Air Worldwide Holdings Inc.,
	2.250%, 06/01/22	1,941,638	1,941,250

	TOTAL CONVERTIBLE CORPORATE BONDS	89,111,306	93,203,957

Shares
	CONVERTIBLE PREFERRED STOCKS — 8.3%
	Agriculture — 1.1%
15,000	Bunge Ltd., 4.875%	1,442,530	1,457,100

	Business Services — 0.6%
694,670	Amerivon Holdings LLC, 4.000%	1,500,000	733,636
272,728	Amerivon Holdings LLC,
	common equity units,	0	16,364

		1,500,000	750,000

	Financial Services — 5.0%
2,000	Bank of America Corp., 7.250%	1,972,540	2,462,000

1,250	Huntington Bancshares,
	Inc., 8.500%	1,552,500	1,774,987
2,000	Wells Fargo & Co., 7.500%	1,679,238	2,610,000

		5,204,278	6,846,987

	Food and Beverage — 0.6%
5,000	Post Holdings Inc., 3.750%	522,102	831,000

See accompanying notes to financial statements.

4

Bancroft Fund Ltd.

Schedule of Investments (Continued) — October 31, 2016

Shares		Cost	Market Value
	CONVERTIBLE PREFERRED STOCKS (Continued)
	Real Estate Investment Trusts — 1.0%
22,500	Welltower Inc., 6.500%	$1,242,260	$1,390,275

	TOTAL CONVERTIBLE PREFERRED STOCKS	9,911,170	11,275,362

	MANDATORY CONVERTIBLE SECURITIES (d) — 22.6%
	Automotive — 0.3%
5,000	Fiat Chrysler Automobiles N.V.,
	7.875%, 12/15/16	340,528	340,528

	Computer Software and Services — 0.8%
10,000	MTS Systems Corp.,
	8.750%, 07/01/19	1,048,578	1,120,799

	Energy and Utilities — 5.8%
20,000	Anadarko Petroleum Corp.,
	7.500%, 06/07/18	783,093	843,000
20,000	Dominion Resources Inc.,
	6.375%, 07/01/17	997,000	1,004,600
20,000	Dominion Resources, Inc.,
	6.750%, 08/15/19	1,011,297	1,009,000
8,600	DTE Energy Co.,
	6.500%, 10/01/19	433,800	457,950
23,666	Hess Corp.,
	8.000%, 02/01/19	1,352,143	1,399,844
35,000	Kinder Morgan Inc.,
	9.750%, 10/26/18	1,715,000	1,611,750
25,000	NextEra Energy Inc.,
	6.371%, 09/01/18	1,246,875	1,525,750

		7,539,208	7,851,894

	Financial Services — 4.2%
30,000	Alibaba - Mandatory Exchange Trust,
	5.750%, 06/01/19 (a)	3,225,000	3,751,650
40,000	New York Community Capital Trust V,
	6.000%, 11/01/51	1,798,573	1,989,600

		5,023,573	5,741,250

	Food and Beverage — 1.4%
25,000	Tyson Foods Inc.,
	4.750%, 07/15/17	1,247,974	1,926,750

	Health Care — 3.6%
1,200	Allergan plc,
	5.500%, 03/01/18	1,093,494	922,800
16,500	Amsurg Corp.,
	5.250%, 07/01/17	1,789,607	1,908,555

Shares		Cost	Market Value
30,000	Anthem Inc.,	$1,308,720	$1,267,500
	5.250%, 05/01/18
1,000	Teva Pharmaceutical Industries Ltd.,
	7.000%, 12/15/18	902,921	758,000

		5,094,742	4,856,855

	Real Estate Investment Trusts — 3.2%
20,000	American Tower Corp.,
	5.500%, 02/15/18	2,011,250	2,195,000
20,000	Crown Castle International Corp.,
	4.500%, 11/01/16	2,028,497	2,155,000

		4,039,747	4,350,000

	Telecommunications — 1.5%
25,000	Frontier Communications Corp.,
	11.125%, 06/29/18	2,373,033	2,087,750

	Wireless Communications — 1.8%
30,000	T-Mobile US Inc.,
	5.500%, 12/15/17	1,613,947	2,479,500

	TOTAL MANDATORY CONVERTIBLE SECURITIES(d)	28,321,330	30,755,326

	COMMON STOCKS — 0.6%
	Telecommunications — 0.6%
108,030	Oclaro Inc.†	218,056	789,699

TOTAL INVESTMENTS — 100.0%		$127,561,862	136,024,344

Other Assets and Liabilities (Net)			8,015,906
PREFERRED STOCK
(1,200,000 preferred shares outstanding)			(30,000,000)

NET ASSETS — COMMON STOCK
(5,179,600 common shares outstanding)			$114,040,250

NET ASSET VALUE PER COMMON SHARE
($114,040,250 ÷ 5,179,600 shares outstanding)			$22.02

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the market value of Rule 144A securities amounted to $33,601,727 or 24.70% of total investments.

(b)	Security in default.
(c)

At October 31, 2016, the Fund held an investment in a restricted and illiquid security amounting to $281,750 or 0.21% of total investments , which was valued under methods approved by the Board of Trustees as follows:

See accompanying notes to financial statements.

5

Bancroft Fund Ltd.

Schedule of Investments (Continued) — October 31, 2016

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	10/31/16 Carrying Value Per Bond
$200,000	OPKO Health Inc., 3.000%, 02/01/33	01/25/13- 06/26/13	$204,171	$140.8750
(d)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.

See accompanying notes to financial statements.

6

Bancroft Fund Ltd.

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (cost $127,561,862)	$136,024,344
Cash	8,524,781
Receivable for investments sold	520,340
Dividends and interest receivable	802,546
Deferred offering expense	54,565
Prepaid expenses	152

Total Assets	145,926,728

Liabilities:
Distributions payable	161,250
Payable for investments purchased	1,500,000
Payable for investment advisory fees	88,960
Payable for payroll expenses	14,910
Payable for accounting fees	7,500
Other accrued expenses	113,858

Total Liabilities	1,886,478

Preferred Shares:
Series A Cumulative Preferred Shares (5.375%, $25 liquidation value, $0.01 par value,unlimited shares authorized with 1,200,000 shares issued and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders
(applicable to 5,179,600 shares outstanding)	$114,040,250

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$106,149,252
Accumulated distributions in excess of net investment income	(6,578,400)
Accumulated net realized gain on investments	6,006,916
Net unrealized appreciation on investments	8,462,482

Net Assets	$114,040,250

Net Asset Value per Common Share:
($114,040,250 ÷ 5,179,600 shares outstanding at $0.01 par value; unlimited number of shares authorized)	$22.02

Statement of Operations

For the Year Ended October 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $23,095)	$2,509,860
Interest	1,017,743

Total Investment Income	3,527,603

Expenses:
Investment advisory fees	908,673
Trustees’ fees	103,083
Shareholder communications expenses	65,536
Legal and audit fees	58,694
Accounting fees	45,000
Payroll expenses	44,727
Shareholder services fees	24,541
Custodian fees.	11,562
Tax expense	510
Miscellaneous expenses	36,654

Total Expenses	1,298,980

Less:
Expenses paid indirectly by broker (See Note 3)	(2,070)

Net Expenses	1,296,910

Net Investment Income	2,230,693

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	4,109,102

Net change in unrealized appreciation/depreciation: on investments	(1,398,347)

Net Realized and Unrealized Gain/(Loss) on Investments	2,710,755

Net Increase in Net Assets Resulting from Operations	4,941,448

Total Distributions to Preferred Stock Shareholders	(371,771)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$4,569,677

See accompanying notes to financial statements.

7

Bancroft Fund Ltd.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$2,230,693	$990,293
Net realized gain on investments	4,109,102	6,923,168
Net change in unrealized appreciation/depreciation on investments	(1,398,347)	(5,695,720)

Net Increase in Net Assets Resulting from Operations	4,941,448	2,217,741

Distributions to Preferred Shareholders:
Net investment income	(179,284)	—
Net long term gain	(192,487)	—

Total Distributions to Preferred Shareholders	(371,771)	—

Net Increase in Net Assets Attributable to Common Shareholders	4,569,677	2,217,741

Distributions to Common Shareholders:
Net investment income	(4,407,199)	(2,039,411)
Net realized gain	(4,731,760)	(2,612,643)

Total Distributions to Common Shareholders	(9,138,959)	(4,652,054)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions.	2,516,260	294,623
Net decrease from repurchase of common shares (includes transaction costs)	(1,251,803)	(3,092,638)
Net decrease from costs charged for issuance of preferred shares	(1,090,000)	—

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	174,457	(2,798,015)

Net Decrease in Net Assets Attributable to Common Shareholders	(4,394,825)	(5,232,328)

Net Assets Attributable to Common Shareholders:
Beginning of year	118,435,075	123,667,403

End of year (including undistributed net investment income of $0 and $0, respectively)	$114,040,250	$118,435,075

See accompanying notes to financial statements.

8

Bancroft Fund Ltd.

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended October 31,
	2016	2015		2014	2013	2012
Operating Performance:
Net asset value, beginning of year	$23.19	$23.59		$22.13	$19.15	$18.48

Net investment income	0.44	0.17		0.19	0.25	0.48
Net realized and unrealized gain on investments	0.50	0.23		1.74	3.31	0.75

Total from investment operations	0.94	0.40		1.93	3.56	1.23

Distributions to Preferred Shareholders: (a)
Net investment income	(0.03)	—		—	—	—
Net realized gain	(0.04)	—		—	—	—

Total distributions to preferred shareholders	(0.07)	—		—	—	—

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	0.87	0.40		1.93	3.56	1.23

Distributions to Common Shareholders:
Net investment income	(0.85)		(0.39)	(0.56)	(0.56)	(0.55)
Net realized gains	(0.92)		(0.51)	—	—	—

Total distributions to common shareholders	(1.77)		(0.90)	(0.56)	(0.56)	(0.55)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.04	0.10		0.11	0.00 (b)	—
Decrease in net asset value from common shares issued upon reinvestment of distributions	(0.10)	(0.00	)(b)	(0.02)	(0.02)	(0.01)
Offering costs for preferred shares charged to paid-in capital	(0.21)	—		—	—	—

Total Fund share transactions	(0.27)	0.10		0.09	(0.02)	(0.01)

Net Asset Value Attributable to Common Shareholders, End of Year	$22.02	$23.19		$23.59	$22.13	$19.15

NAV total return†	2.85%		2.71%	9.71%	19.35%	7.20%

Market value, end of year	$20.81	$19.50		$20.09	$18.42	$16.45

Investment total return††	17.23%		1.42%	12.25%	15.64%	7.36%

See accompanying notes to financial statements.

9

Bancroft Fund Ltd.

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended October 31,
	2016		2015	2014	2013	2012
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares,end of year (in 000’s)	$144,040		—	—	—	—
Net assets attributable to common shares, end of year (in 000’s)	$114,040		$118,435	$123,667	$118,821	$102,316
Ratio of net investment income to average net assets attributable to common shares before preferred distributions		1.98%	0.80%	1.00%	1.20%	2.60%
Ratio of operating expenses to average net assets attributable to common shares	1.15	%(c)	1.10%	1.10%	1.10%	1.10%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.08	%(c)	1.10%	1.10%	1.10%	1.10%
Portfolio turnover rate		50.0%	48.0%	43.0%	51.0%	44.0%
Cumulative Preferred Shares: 5.375% Series A
Liquidation value, end of period (in 000’s)	$30,000		—	—	—	—
Total shares outstanding (in 000’s)	1,200		—	—	—	—
Liquidation preference per share	$25.00		—	—	—	—
Average market value (d)	$25.49		—	—	—	—
Asset coverage per share	$120.03		—	—	—	—
Asset Coverage		480%	—	—	—	—

†

Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Prior to November 1, 2015, reinvestments of distributions were at market prices on the payable date.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the year.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended October 31, 2016, there was no impact on the expense ratios.
(d)	Based on weekly prices.

See accompanying notes to financial statements.

10

Bancroft Fund Ltd.

Notes to Financial Statements

1. Organization. Bancroft Fund Ltd. currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced in April 1971.

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

11

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of October 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 10/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$93,203,957	—	$93,203,957

Convertible Preferred Stocks:
Business Services	—	—	$ 750,000	750,000
Food and Beverage	—	831,000	—	831,000
Other Industries (a)	$ 9,694,362	—	—	9,694,362

Total Convertible Preferred Stocks	9,694,362	831,000	750,000	11,275,362

Mandatory Convertible Securities:
Automotive	—	340,528	—	340,528
Computer Software and Services	—	1,120,799	—	1,120,799
Financial Services	1,989,600	3,751,650	—	5,741,250
Other Industries (a)	23,552,749	—	—	23,552,749

Total Mandatory Convertible Securities	25,542,349	5,212,977	—	30,755,326

Common Stocks (a)	789,699	—	—	789,699

TOTAL INVESTMENTS IN SECURITIES	$36,026,410	$99,247,934	$750,000	$136,024,344

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

During the year ended October 31, 2016, the Fund had transfers from Level 2 to Level 1 of $28,138,669 or

23.76% of net assets as of October 31, 2015. These transfers are due to a change in the interpretation of the methodology used in classifying assets among Level 1, Level 2, and Level 3. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction

12

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund may invest up to 20% of its net assets in securities that are illiquid. Illiquid securities include securities legally restricted as to resale. The sale of these securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Illiquid securities may sell at a price lower than similar securities that are not subject to restrictions

13

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held at October 31, 2016, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. For certain securities known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to $34,616 during the year ended October 31, 2016.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to redesignation of dividends paid. These reclassifications have no impact on the NAV of the Fund. For the year ended October 31, 2016, reclassifications were made to decrease accumulated net investment loss by $4,253 and decrease accumulated net realized gain on investments by $4,253.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

14

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended October 31, 2016 and 2015 were as follows:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Common	Preferred	Common
Distributions paid from:
Ordinary income	$4,407,199	$179,284	$2,039,411
Net long term capital gains	4,731,760	192,487	2,612,643
Total distributions paid	$9,138,959	$371,771	$4,652,054

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation on investments	$4,932,235
Undistributed capital gains	3,120,013
Other temporary differences*	(161,250)

Total	$7,890,998

*	Other temporary differences were due to current year dividends payable.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At October 31, 2016, the temporary differences between book basis and tax basis unrealized appreciation was primarily due to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at October 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$131,092,109	$11,998,036	$(7,065,801)	$4,932,235

The Fund is required to evaluate tax positions expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended October 31, 2016, the Fund incurred tax expense of $510. As of October 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the

15

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets and 0.55% of the Fund’s average weekly net assets in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended October 31, 2016, the Fund paid brokerage commissions of $330 to G.research, LLC, an affiliate of the Adviser.

During the year ended October 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,070.

Through October 31, 2017, the Adviser has contractually agreed to waive fees or reimburse expenses of the Fund to the extent the total expenses of the Fund (excluding brokers costs, interest, taxes, acquired fund fees and expenses, expenses chargeable to capital, and extraordinary expenses) exceed 1.10% of the weekly average net assets of the Fund. During the year ended October 31, 2016, there were no fees waived or expenses reimbursed.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended October 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended October 31, 2016, the Fund paid or accrued $44,727 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $8,500 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Lead Independent Trustee receives an annual fee of $1,000 and the Audit and Nominating Committee Chairman each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended October 31, 2016, other than short term securities and U.S. Government obligations, aggregated $79,861,119 and $58,447,231, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.01). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10.0% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended October 31, 2016 and October 31, 2015, the Fund repurchased and retired shares at average discounts of approximately 14.86% and 14.51%, respectively. See following table.

16

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

Transactions in common shares of beneficial interest for the years ended October 31, 2016 and October 31, 2015 were as follows:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	140,967	$2,516,260	14,629	$294,623
Net decrease from repurchase of common shares (includes transaction costs)	(68,389)	(1,251,803)	(149,898)	(3,092,638)

Net increse/(decrease) from transactions in Fund shares	72,578	$1,264,457	(135,269)	$(2,798,015)

On August 9, 2016, the Fund issued 1,200,000 Series A Preferred Shares, (“Series A Preferred”), receiving $28,910,000, after the deduction of estimated offering expenses and underwriting fees of $1,090,000.

The liquidation value of Series A Preferred is $25 per share. The Series A Preferred have an annual dividend rate of 5.375%. The Series A Preferred are noncallable before August 9, 2021. At October 31, 2016, 1,200,000 Series A Preferred were outstanding and accrued dividends amounted to $161,250.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of preferred shares, par value $0.01. The Series A Preferred are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series A Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Series A Preferred generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Series A Preferred voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series A Preferred, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Series A Preferred, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Series A Preferred and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

17

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

6. Convertible Securities Concentration. It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

Bancroft Fund Ltd.

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Bancroft Fund Ltd. as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bancroft Fund Ltd. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

December 29, 2016

19

Bancroft Fund Ltd.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Bancroft Fund Ltd. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[5] :

Mario J. Gabelli, CFA Trustee and Chairman Age: 74	Since 2015**	32	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Jane D. O’Keeffe Trustee and President Age: 61	Since 1995***	1	President of the Fund; Portfolio Manager of closed-end funds within the Gabelli/GAMCO Fund Complex; Executive Vice President of the Ellsworth Growth and Income Fund Ltd. (2014- 2015); President of Dinsmore Capital Management (1996-2015); President of the Ellsworth Growth and Income Fund Ltd. (1996- 2014)	—

INDEPENDENT TRUSTEES[6] :

Kinchen C. Bizzell, CFA Trustee Age: 62	Since 2008*	2	Managing Director of CAVU Securities (securities broker-dealer); Investor Relations Managing Director (1998-2003) and Senior Counselor (2004-2013) at Burson-Marstellar (global public relations and communications) (1998-2013)	—

Elizabeth C. Bogan, PhD Trustee Age: 72	Since 1990***	2	Senior Lecturer in Economics at Princeton University	—

James P. Conn Trustee Age: 78	Since 2015*	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr. Trustee Age: 77	Since 2015*	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking)

20

Bancroft Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

Daniel D. Harding, CFA Trustee Age: 64	Since 2007**	3	Managing General Partner of the Global Equity Income Fund (private investment fund); Director of TRC (private asset management); General Partner of Latitude Capital Partners, LLC (private investment); Director of Legg Mason Investment Counsel, LLC and Chair of Investment Committee (2010-2012)	Director of Morristown Medical Center, Atlantic Health Systems, Ocean Reef Community Foundations and Ocean Reef Medical Center Foundation

Michael J. Melarkey Trustee Age: 67	Since 2015*	9	Owner in Pioneer Crossing Casino Group; Of Counsel McDonald Carano Wilson LLP; Former Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Trustee Age: 48	Since 2015**	20	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Nicholas W. Platt Trustee Age: 62	Since 1997**	2	Private Investor; Member of NYSE MKT LLC Committee on Securities; currently Mayor of Township of Harding, New Jersey; Managing Director of FTI Consulting Inc. (international consulting company) (March 2009-May 2011)	—

Anthonie C. van Ekris[7] Trustee Age: 82	Since 2015***	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[8]	Principal Occupation(s) During Past Five Years

OFFICERS:

Jane D. O’Keeffe President Age: 61	Since 1995

President of the Fund; Portfolio Manager of closed-end funds within the Gabelli/GAMCO Fund Complex; Executive Vice President of the Ellsworth Growth and Income Fund Ltd. (2014-2015); President of Dinsmore Capital Management (1996-2015); President of the Ellsworth Growth and Income Fund Ltd. (1996-2014)

Agnes Mullady Treasurer Age: 58	Since 2015

President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Andrea R. Mango Vice President and Secretary Age: 44	Since 2015

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

21

Bancroft Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[8]	Principal Occupation(s) During Past Five Years

Laurissa M. Martire Vice President and Ombudsman Age: 40	Since 2015	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

Wayne C. Pinsent Vice President and Ombudsman Age: 31	Since February 2016	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Research Analyst for G.research, LLC since 2010; Marketing for GAMCO Investors Inc. 2008-2010

Richard J. Walz Chief Compliance Officer Age: 57	Since 2015	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	— Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	— Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	— Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3

The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

4

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

5

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli and Ms. O’Keeffe are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser.

6	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees.
7

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

8	Each officer will hold office for an indefinite term until the date he or she resigns and retires or until his or her successor is duly elected and qualifies.

22

BANCROFT FUND LTD.

INCOME TAX INFORMATION (Unaudited)

October 31, 2016

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Dividend Reinvestment Price
Common Stock
12/29/15	11/30/15	$1.02500	$0.23100	$0.79400	$21.87
03/23/16	03/13/16	0.25000	0.20670	0.04330	20.94
06/23/16	06/16/16	0.25000	0.20670	0.04330	21.51
09/23/16	09/16/16	0.25000	0.20670	0.04330	22.01

		$1.77500	$0.85110	$0.92390
5.375% Series A Cumulative Preferred
09/26/16	09/19/16	$0.17543	$0.08412	$0.09131

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

For the year ended October 31, 2016, the Fund paid to shareholders ordinary income distributions totaling $0.8511 per share. For the year ended October 31, 2016, 49.76% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 55.31% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 32.52% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

Historical Distribution Summary

	Investment Income (b)	Long Term Capital Gains	Total Distributions (a)
Common Shares
2016	$0.85110	$0.92390	$1.77500
5.375% Series A Cumulative Preferred
2016	$0.08412	$0.09131	$0.17543

(a) Total amounts may differ due to rounding.

(b) Taxable as ordinary income for Federal tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

23

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of Bancroft Fund Ltd. to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

Bancroft Fund Ltd.

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

24

BANCROFT FUND LTD.

AND YOUR PERSONAL PRIVACY

Who are we?

The Bancroft Fund Ltd. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the NYSE MKT, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Bancroft Fund Ltd.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Mr. Dinsmore was Chairman and Chief Executive Officer (“CEO”) of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a B.S. in Economics from the Wharton School of Business and an M.A. in Economics from Fairleigh Dickinson University.

Jane D. O’Keeffe joined Gabelli Funds, LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. Prior to joining Dinsmore Capital Management, Ms. O’Keeffe held positions of increasing responsibilities at IDS Progressive Fund, Soros Fund Management Company, Simms Capital Management, and Fiduciary Trust International. She earned a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dinsmore received a B.A. in Economics from Cornell University and an M.B.A. from Rutgers University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XBCVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

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BANCROFT FUND LTD.

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group Inc.

Kinchen C. Bizzell, CFA

Managing Director,

CAVU Securities

Elizabeth C. Bogan, Ph.D

Senior Lecturer, Economics

Princeton University

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf

Former President &

Chief Executive Officer,

American Gaming Association

Daniel D. Harding, CFA

Managing General Director,

Global Equity Income Fund

Jane D. O’Keeffe

Portfolio Manager,

Gabelli Funds, LLC

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Nicholas W. Platt
Former Managing Director, FTI Consulting Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International Inc.

OFFICERS

Jane D. O’Keeffe

President

Agnes Mullady

Treasurer

Andrea R. Mango

Secretary & Vice President

Laurissa M. Martire

Ombudsman & Vice President

Wayne C. Pinsent, CFA Ombudsman & Vice President

Richard J. Walz

Chief Compliance Officer

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR

American Stock Transfer and

Trust Company

BCV Q4/2016

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Daniel Harding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,000 in 2015 and $40,000 in 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2015 and $0 in 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 in 2015 and $3,700 in 2016. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2015 and $5,000 in 2016. Other fees are for issuance of the comfort letter in reference to N-2 filing earlier this year.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2015 and $5,000 in 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Kinchen Bizzell, Elizabeth Bogan, Daniel Harding and Kuni Nakamura.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.            Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”) other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the

Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the

Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits.    The Advisers subscribe to ISS and Glass Lewis which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.        Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.        Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.         Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.        Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.        Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.  Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.  VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.  If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.  In the case of a proxy contest, records are maintained for each opposing entity.

7.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.
•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

We generally believe that proxy access is a useful tool to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Ms. Jane O’Keeffe, Mr. Thomas Dinsmore, and Mr. James Dinsmore serve as Portfolio Managers of the Bancroft Fund Ltd.

Portfolio Management

Jane O’Keeffe joined Gabelli Funds, LLC in 2015. Ms. O’Keeffe currently serves as a portfolio manager of the Fund and several funds within the Gabelli/GAMCO Funds complex. From 1996 to 2015, Ms. O’Keeffe was President and Director of Dinsmore Capital. She has a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

Thomas Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. Mr. T. Dinsmore currently serves as a portfolio manager of the Fund and several funds within the Gabelli/GAMCO Funds complex. Mr. T. Dinsmore was Chairman and CEO of Dinsmore Capital from 1996 to 2015. He has a B.S. in Economics from the Wharton School of Business, and an M.A. in Economics from Fairleigh Dickinson University.

James Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. Mr. J. Dinsmore currently serves as a portfolio manager of the Fund and several funds within the Gabelli/GAMCO Funds complex. Mr. J. Dinsmore received a BA in Economics from Cornell University and an MBA from Rutgers University.

Bancroft Fund Ltd. (As of October 31, 2016)

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Jane D. O’Keeffe	Registered Investment Companies:	2	216.0M	1	95.3M
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	7	5.5M	0	0

2. Thomas H. Dinsmore	Registered Investment Companies:	2	216.0M	1	95.3M
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	5	1.4M	0	0

3. James A. Dinsmore	Registered Investment Companies:	2	216.0M	1	95.3M
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	3	390.3K	0	0

Potential Conflicts of Interest

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Investment Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Investment Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Investment Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest. The Investment Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure for the Portfolio Managers The compensation for the Portfolio Managers for the Fund is structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary and incentive based variable compensation based on a percentage of net revenue received by the Investment Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of incentive based variable compensation is based on an evaluation by the Investment Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Ownership of Shares in the Fund

Jane O’Keeffe, Thomas Dinsmore, and James Dinsmore each own $100,001 - $500,000, $100,001 - $500,000, and $50,001 - $100,000, respectively, of shares in the Fund as of September 30, 2016.

Item 9. Purchases	of Equity Securities by Closed-End Management Investment Company and
Affiliated	Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 05/01/16 Through 05/31/16	Common – 10,420 Preferred – N/A	Common – $10.2244 Preferred - N/A	Common – 10,420 Preferred - N/A	Common – 5,218,040 – 10,420 = 5,207,620 Preferred - N/A
Month #2 06/01/16 Through 06/30/16	Common – 15,151 Preferred - N/A	Common – $18.5671 Preferred - N/A	Common – 15,151 Preferred - N/A	Common – 5,207,620 – 15,151 = 5,192,469 Preferred - N/A
Month #3 07/01/16 Through 07/31/16	Common – 12,869 Preferred - N/A	Common – $19.2995 Preferred - N/A	Common – 12,869 Preferred - N/A	Common – 5,192,469 - 12,869 = 5,179,600 Preferred - N/A
Month #4 08/01/16 Through 08/31/16	Common – N/A Preferred Series A - N/A	Common – N/A Preferred Series A - N/A	Common – N/A Preferred Series A - N/A	Common – 5,179,600 Preferred Series A – 1,200,000
Month #5 09/01/16 Through	Common – N/A Preferred Series A - N/A	Common – N/A Preferred Series A - N/A	Common – N/A Preferred Series A - N/A	Common – 5,179,600 Preferred Series A – 1,200,000

09/30/16
Month #6 10/01/16 Through 10/31/16	Common – N/A Preferred Series A - N/A	Common – N/A Preferred Series A - N/A	Common – N/A Preferred Series A - N/A	Common – 5,179,600 Preferred Series A – 1,200,000
Total	Common – 38,440 Preferred Series A - N/A	Common – $18.6482 Preferred Series A - N/A	Common – 38,440 Preferred Series A - N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Bancroft Fund Ltd.

By (Signature and Title)*     /s/ Jane D. O’Keeffe

Jane D. O’Keeffe, Principal Executive Officer

Date     01/05/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Jane D. O’Keeffe

Jane D. O’Keeffe, Principal Executive Officer

Date     01/05/2017

By (Signature and Title)*     /s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date     01/05/2017

*	Print the name and title of each signing officer under his or her signature.